UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 21, 2004

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

GEORGIA	001-03506	93-0432081

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA	30303

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Attached hereto as Exhibit 99.1 is a press release issued by Georgia-Pacific Corporation on September 21, 2004, which press release is hereby incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release issued by Georgia-Pacific Corporation on September 21, 2004 regarding the call of certain debentures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 22, 2004

GEORGIA-PACIFIC CORPORATION

		By:	/s/ KENNETH F. KHOURY

		Name:	Kenneth F. Khoury
		Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

99.1	Press release issued by Georgia-Pacific Corporation on September 21, 2004 regarding the call of certain debentures.